Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Sep. 30, 2013
Other Income and Expenses [Abstract]
Interest income	$ (4,615)	$ (4,075)	$ (4,915)
Interest expense	3,142	3,483	3,557
Foreign exchange loss	8,130	3,447	4,279
Other, net	(4,113)	3,243	3,154
Total	$ 2,544	$ 6,098	$ 6,075